EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to Prospectus dated May 1, 2022

1.The following replaces “Fees and Expenses of the Fund” in “Fund Summaries” under “Eaton Vance Tax-Managed Growth Fund 1.1”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class C	Class I
Management Fees(2)	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.73%	1.48%	0.48%

(1)Expenses in the table above and Example below reflect the expenses of the Fund and Tax-Managed Growth Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.

(2) Management Fees reflect a fee reduction to the Fund’s and Portfolio’s investment advisory agreements effective January 13, 2023, and Management Fees have been restated to reflect the fees as if the revised advisory fees were in effect for the full fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$596	$746	$910	$1,384	$596	$746	$910	$1,384
Class C shares	$251	$468	$808	$1,565	$151	$468	$808	$1,565
Class I shares	$49	$154	$269	$604	$49	$154	$269	$604

2.The following replaces “Fees and Expenses of the Fund” in “Fund Summaries” under “Eaton Vance Tax-Managed Growth Fund 1.2”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 28 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class C	Class I
Management Fees(2)	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.63%

(1)Expenses in the table above and Example below reflect the expenses of the Fund and Tax-Managed Growth Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.

(2) Management Fees reflect a fee reduction to the Fund’s and Portfolio’s investment advisory agreements effective January 13, 2023, and Management Fees have been restated to reflect the fees as if the revised advisory fees were in effect for the full fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$610	$791	$987	$1,552	$610	$791	$987	$1,552
Class C shares	$266	$514	$887	$1,732	$166	$514	$887	$1,732
Class I shares	$64	$202	$351	$786	$64	$202	$351	$786

3.The following replaces the first paragraph under “Tax-Managed Growth Fund 1.1 and 1.2.” in “Management and Organization”:

Tax-Managed Growth Fund 1.1 and 1.2. Under its investment advisory agreement with each Fund, Eaton Vance is entitled to receive an advisory fee on average daily net assets per annum that are not invested in other investment companies for which Eaton Vance or its affiliates (i) serves as adviser and (ii) receives an advisory fee, as described below. The fee is payable monthly.

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.5575%
$500 million but less than $1 billion	0.4950%
$1 billion but less than $1.5 billion	0.4325%
$1.5 billion but less than $7 billion	0.3700%
$7 billion but less than $10 billion	0.3575%
$10 billion but less than $15 billion	0.3450%
$15 billion but less than $20 billion	0.3325%
$20 billion but less than $25 billion	0.3225%
$25 billion but less than $30 billion	0.3125%
$30 billion but less than $35 billion	0.3020%
$35 billion but less than $45 billion	0.2970%
$45 billion and over	0.2920%

4.The following replaces the first paragraph under “Tax-Managed Growth Portfolio.” in “Management and Organization”:

Tax-Managed Growth Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly investment advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.5575%
$500 million but less than $1 billion	0.4950%
$1 billion but less than $1.5 billion	0.4325%
$1.5 billion but less than $7 billion	0.3700%
$7 billion but less than $10 billion	0.3575%
$10 billion but less than $15 billion	0.3450%
$15 billion but less than $20 billion	0.3325%
$20 billion but less than $25 billion	0.3225%
$25 billion but less than $30 billion	0.3125%
$30 billion but less than $35 billion	0.3020%
$35 billion but less than $45 billion	0.2970%
$45 billion and over	0.2920%

February 9, 2023	41991 2.9.23